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                                                                    EXHIBIT 99.4

                        C SQUARE EDUCATIONAL ENTERPRISES.

                             UNAUDITED BALANCE SHEET

                                  JUNE 30, 2005

                        ASSETS

CURRENT ASSETS
     Cash                                                    $    712,052
     Accounts receivable                                          208,833
     Inventory                                                    191,307
     Prepaid expenses                                              23,487
                                                             ------------
          TOTAL CURRENT ASSETS                                  1,135,679

PROPERTY AND EQUIPMENT, NET                                       503,765
                                                             ------------
                                                             $  1,639,444
                                                             ============
     LIABILITIES AND STOCKHOLDERS' EQUITY

CURRENT LIABILITIES
     Student credit balances and restricted cash deposits    $    130,534
     Accounts payable                                             401,414
                                                             ------------
          TOTAL CURRENT LIABILITIES                               531,948
                                                             ------------
COMMITMENTS AND CONTINGENCIES

STOCKHOLDERS' EQUITY
     Common stock                                                  70,336
     Additional paid-in capital                                   258,338
     Retained earnings                                            778,822
                                                             ------------
                                                                1,107,496
                                                             ------------
                                                             $  1,639,444
                                                             ============

                                                                    EXHIBIT 99.4

                        C SQUARE EDUCATIONAL ENTERPRISES

                       UNAUDITED STATEMENTS OF OPERATIONS

                                 THREE MONTHS     ONE MONTH      TWO MONTHS
                                    ENDED           ENDED          ENDED
                                JUNE 30, 2005   JUNE 30, 2005   MAY 31, 2005
                                -------------   -------------   ------------
NET SALES                       $   1,637,014   $     492,147   $  1,144,867

OPERATING EXPENSES                  1,333,498         370,516        962,982
                                -------------   -------------   ------------

INCOME FROM OPERATIONS                303,516         121,631        181,885

OTHER EXPENSE-MANAGEMENT FEE         (150,000)              -       (150,000)
                                -------------   -------------   ------------

INCOME BEFORE TAXES                   153,516         121,631         31,885

PROVISION FOR INCOME TAXES             93,500          45,000         48,500
                                -------------   -------------   ------------

NET INCOME                      $      60,016   $      76,631   $    (16,615)
                                =============   =============   ============

                                                                    EXHIBIT 99.4

                        C SQUARE EDUCATIONAL ENTERPRISES

                        UNAUDITED STATEMENT OF CASH FLOWS

                        THREE MONTHS ENDED JUNE 30, 2005

CASH FLOWS FROM OPERATING ACTIVITIES:
   Net income                                                                            $    60,016
   Adjustment to reconcile net income to net cash provided by operating activities:
     Depreciation                                                                             15,609
     Accounts receivable                                                                    (115,828)
     Inventory                                                                              (159,302)
     Prepaid expenses                                                                         93,500
     Due to/from affiliates                                                                  214,539
     Accounts payable                                                                         66,928
     Unearned tuition & student credit balances                                               17,706
                                                                                         -----------

          Net cash provided by operating activities and net increase in cash                 193,168

CASH

   Beginning of Period                                                                       518,884
                                                                                         -----------

   End of Period                                                                         $   712,052
                                                                                         ===========

Supplementary cash flow disclosures
         Non cash operating and investing activity:
         Equipment included in accounts payable                                          $   316,485